UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 26, 2005

JLG INDUSTRIES, INC.

(Exact name of registrant as specified in its charter)

Commission file number: 1-12123

PENNSYLVANIA (State or other jurisdiction of incorporation or organization)	25-1199382 (I.R.S. Employer Identification No.)

1 JLG Drive, McConnellsburg, PA (Address of principal executive offices)	17233-9533 (Zip Code)

Registrant’s telephone number, including area code:
(7l7) 485-5161

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Effective January 26, 2005, W. Kim Foster and Thomas P. Capo were appointed to serve as members of the board of directors of JLG Industries, Inc. (the “Board”). Mr. Foster will also serve as a member of the compensation and the directors and corporate governance committees of the Board and Mr. Capo will also serve as a member of the audit and finance committees of the Board.

On January 26, 2005, JLG Industries, Inc. issued a press release announcing the appointments of W. Kim Foster and Thomas P. Capo to the Board. A copy of the press release is furnished as Exhibit 99.1 to this report.

Item 9.01 Financial Statements and Exhibits

(c)	Exhibits

99.1	Press release of JLG Industries, Inc. dated January 26, 2005.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

JLG INDUSTRIES, INC. (Registrant)
Date: January 26, 2005	/s/ James H. Woodward, Jr.
James H. Woodward, Jr.
Executive Vice President and Chief Financial Officer

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EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release of JLG Industries, Inc. dated January 26, 2005.

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